BLACKROCK BALANCED CAPITAL FUND, INC.

(the “Fund”)

Supplement dated March 28, 2017

to the Summary Prospectus and the Prospectus of the Fund, each dated January 27, 2017, as amended or supplemented to date

Effective March 29, 2017, the following changes are made to the Fund’s Summary Prospectus and Prospectus, as applicable:

The section of the Summary Prospectus entitled “Key Facts About BlackRock Balanced Capital Fund, Inc. — Portfolio Managers” and the section of the Prospectus entitled “Fund Overview — Key Facts About BlackRock Balanced Capital Fund, Inc. — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

The asset allocation of the equity and fixed-income portions of the Fund’s portfolio is managed by Philip Green.

Name	Portfolio Manager of the Fund Since	Title
Philip Green	2006	Managing Director of BlackRock, Inc.

The Total Return Portfolio in which the Fund invests a portion of its assets is managed by a team of investment professionals comprised of Rick Rieder, Bob Miller and David Rogal.

Name	Portfolio Manager of the Total Return Portfolio Since	Title
Rick Rieder	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios BlackRock, Inc.
Bob Miller	2011	Managing Director of BlackRock, Inc.
David Rogal	2017	Director of BlackRock, Inc.

The Core Portfolio in which the Fund invests a portion of its assets is managed by Peter Stournaras, CFA.

Name	Portfolio Manager of the Core Portfolio Since	Title
Peter Stournaras, CFA	2010	Managing Director of BlackRock, Inc.
Todd Burnside	2017	Director of BlackRock, Inc.

The section of the Prospectus entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT OF THE FUND

The Fund is managed by a team of financial professionals. Philip Green is responsible for the asset allocation of the equity and fixed-income portions of the Fund’s portfolio. Peter Stournaras, CFA, and Todd Burnside are jointly and primarily responsible for the day-to-day management of the equity portion of the Fund’s portfolio. The investment professionals jointly and primarily responsible for the day-to-day management of the fixed-income portion of the Fund’s portfolio are Rick Rieder, Bob Miller and David Rogal. Please see “Management of the Fund — Portfolio Manager Information” for additional information on the portfolio management team.

The section of the Prospectus entitled “Management of the Funds — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Portfolio Manager Information

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

The asset allocation of the equity and fixed-income portions of the Fund’s portfolio is managed by Philip Green.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Philip Green	Responsible for the asset allocation of the equity and fixed-income portions of the Fund’s portfolio.	2006	Managing Director of BlackRock, Inc. since 2006; Vice President of Merrill Lynch Investment Managers L.P. (“MLIM”) from 1999 to 2006.

The Total Return Portfolio in which the Fund invests the fixed-income portion of its assets is managed by a team of investment professionals comprised of Rick Rieder, Bob Miller and David Rogal. The team works collectively with each member primarily responsible for his area of expertise.

Total Return Portfolio Manager	Primary Role	Since	Title and Recent Biography
Rick Rieder	Jointly and primarily responsible for the day-to-day management of the Total Return Portfolio’s portfolio, including setting the Total Return Portfolio’s overall investment strategy and overseeing the management of the Total Return Portfolio.	2010	Chief Investment Officer of Fixed Income, Fundamental Portfolios of BlackRock, Inc. and Head of its Global Credit Business and Credit Strategies, Multi-Sector, and Mortgage Groups since 2010; Managing Director of BlackRock, Inc. since 2009; President and Chief Executive Officer of R3 Capital Partners from 2008 to 2009; Managing Director of Lehman Brothers from 1994 to 2008.
Bob Miller	Jointly and primarily responsible for the day-to-day management of the Total Return Portfolio’s portfolio, including setting the Total Return Portfolio’s overall investment strategy and overseeing the management of the Total Return Portfolio.	2011	Managing Director of BlackRock, Inc. since 2011; Co-Founder and Partner of Round Table Investment Management Company from 2007 to 2009; Managing Director of Bank of America from 1999 to 2007.

Total Return Portfolio Manager	Primary Role	Since	Title and Recent Biography
David Rogal	Jointly and primarily responsible for the day-to-day management of the Total Return Portfolio’s portfolio, including setting the Total Return Portfolio’s overall investment strategy and overseeing the management of the Total Return Portfolio.	2017	Director of BlackRock, Inc. since 2014; Vice President of BlackRock, Inc. from 2011 to 2013.

The Core Portfolio in which the Fund invests the equity portion of its assets is managed by Peter Stournaras, CFA.

Core Portfolio Managers	Primary Role	Since	Title and Recent Biography
Peter Stournaras, CFA	Jointly and primarily responsible for the day-to-day management of the Core Portfolio’s portfolio, including setting the overall investment strategy and overseeing the management of the Core Portfolio.	2010	Managing Director of BlackRock, Inc. since 2010; Director at Northern Trust Company from 2006 to 2010; Portfolio Manager at Smith Barney/Legg Mason from 2005 to 2006; Director at Citigroup Asset Management from 1998 to 2005.
Todd Burnside	Jointly and primarily responsible for the day-to-day management of the Core Portfolio’s portfolio, including setting the overall investment strategy and overseeing the management of the Core portfolio.	2017	Director of BlackRock, Inc. since 2015; Vice President of BlackRock, Inc. from 2008 to 2015

Shareholders should retain this Supplement for future reference.

ALLPR-10044-0317SUP